UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/19 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment return consistent with reasonable risk
Inception Date:
October 1, 1987
Net Assets at
June 30, 2019:
$256,675,792
Portfolio
Composition at
June 30, 2019:
(Percentage of Total
Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust, for the six months ended June 30, 2019.
During the six months ended June 30, 2019, the Fund posted robust double-digit returns that significantly outperformed the double-digit positive return of its blended benchmark index on a relative basis. Further, the Fund outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2019 (allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 1% of its peer category for each of these time periods.2
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2019, especially given the newsworthy events of the semi-annual period.
Economic Review
Overall, the semi-annual period was one of positive but weakening economic growth and lower inflation both in the U.S. and globally. For the first quarter of 2019, U.S. Gross Domestic Product (GDP) growth registered 3.1%, stronger than the 2.2% GDP growth rate for the final quarter of 2018. However, U.S. economic growth is predicted to be notably slower for the second quarter of 2019, with the advance estimate coming in at a 2.1% GDP growth rate . A major reason for the slowdown is a significant weakening in manufacturing, not just in the U.S., but globally. The U.S. ISM Manufacturing Index, an important measure, declined from 56.6 to 51.7 during the first six months of 2019. Germany’s manufacturing index went from near 50 to 45, and China’s manufacturing index was similarly below 50 at the end of the semi-annual period. Continuing trade tensions with China and the levying of tariffs contributed to this global slowdown. Even the U.S. labor market, though still healthy, slowed. While unemployment fell to 3.6%, the lowest level since 1969, non-farm payroll growth, which averaged 223,000 jobs monthly for 2018 slowed to an average of 172,000 jobs monthly for the first half of 2019. Consumer confidence was mixed but ended June 2019 sharply lower as optimism about the labor market and the economy waned on escalating trade tensions with China and Mexico.
On the inflation front, the U.S. Personal Consumption Expenditures Deflator, which is the indicator for average price increases for all domestic personal consumption derived from the largest component of the GDP, averaged 2.0% for 2018 and fell to 1.5% at the end of June 2019. This is significantly below the 2.0% inflation target of the Federal Reserve (the Fed), causing concern over the health of the economy. Another sign pointing to a significant

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

economic slowdown was the U.S. bond market. The three-month U.S. Treasury bill was yielding 2.12% at the end of June 2019, while the five-year U.S. Treasury note had a yield of 1.76%. This differential reflected an inverted yield curve, whereby the shorter maturity security yielded more than the longer maturity security. An inverted yield curve has been a sign, historically, of a recession within the following year or so. While past performance is no guarantee of future results and a recession in the U.S. may well be averted should there be favorable resolution to political and geopolitical headwinds, an inverted yield curve has preceded most economic recessions during the last 50 years.
Against this backdrop of weaker economic data and lower than expected inflation, the Fed significantly shifted its stance from 2018, adopting an increasingly dovish bias as the months progressed in an effort to maintain financial stability following the heightened market volatility of the fourth quarter of 2018. (Dovish tends to imply lower interest rates; opposite of hawkish.) For example, in January 2019, the Fed left its monetary policy unchanged and also eliminated language about “further gradual increases in rates,” cementing investor expectations for a near-term pause in rate hikes. Fed Chair Powell emphasized that the U.S. central bank would be largely guided by inflation indicators as well as by the global economic growth backdrop and the potential for financial market volatility. In March 2019, the Fed paused its near-term fed funds rate increases, announcing it expected no rate increases during 2019 and only one in 2020. In the subsequent months of the semi-annual period, the release of minutes from the Fed’s meetings confirmed policymakers’ dovish tilt. Still, the Fed believed during much of the first half of the calendar year that the economy was in good shape and the slowdown in inflation was transitory. But, as manufacturing data continued to weaken, and the U.S.-China trade talks failed, opinions amongst Fed policymakers began to shift in June 2019 in favor of the need for accommodation. At the Fed’s June 2019 meeting, eight of 12 Fed policymakers projected interest rate cuts in 2019. There was also a consensus among market participants at the end of the semi-annual period that the Fed would likely begin to lower interest rates as soon as July 2019. Other developed markets’ central banks, including the European Central Bank and the Bank of Japan, turned similarly dovish during the semi-annual period.
On the commodities front, markets overall posted double-digit positive returns during the semi-annual period, despite a weak second calendar quarter. Such gains for the semi-annual period as a whole were driven primarily by a recovery in petroleum prices and a rally in gold. Overall, commodities during the first half of 2019 were boosted by the Fed’s dovish turn in its monetary policy, a slightly weaker U.S. dollar and a rallying U.S. equity market that more than offset the headwinds of trade tensions and numerous geopolitical flashpoints.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, rose 18.54% during the six months ended June 30, 2019, the strongest first half of a calendar year for the S&P 500® Index since 1997.
After a volatile end to 2018, the U.S. equity market rallied strongly to begin 2019, largely supported by Fed Chair Powell reiterating a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the Fed’s balance sheet runoff. Economic data, including unemployment, wage growth and housing data, showed strength. Consumer sentiment was also a point of significant strength in the U.S. economy, reaching its highest level in six months by the end of the first quarter of 2019. Economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, however, as fourth quarter 2018 GDP was revised down 0.4% in March  2019 to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the historically rate-sensitive financials sector.
During the second quarter of 2019, trade tensions between the U.S. and China dominated headlines, and while the U.S. equity market continued to solidly advance, it did so more moderately than in the prior three months. In April, there was an optimistic consensus view that a trade deal may be imminent, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on Huawei, a large Chinese telecommunications company, until they were lifted in June 2019, when any additional tariffs or compromise were postposed. The markets also kept a close eye on the slowing economy and on the Fed during the second quarter, as anticipation of an interest rate cut by the end of 2019 heightened.
As was the case for 2017 and 2018, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2019. While all capitalization segments posted double-digit positive returns, mid-cap stocks performed best, followed by large-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, all 11 sectors posted positive absolute returns during the semi-annual period, with 10 of the 11 generating double-digit gains. Information technology, consumer discretionary and industrials were the best performing

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the semi-annual period were health care, energy and utilities.
All told, the U.S. equity markets outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted semi-annual returns of 14.03% and 10.58%, respectively. Similarly to the U.S. equity markets, international equity markets recovered from weakness in 2018, supported by the U.S. Fed’s increasingly dovish stance and seemingly significant progress in the trade talks between China and the U.S. But still serving as overhangs to the international equity markets were Brexit concerns, more sluggish economic growth than in the U.S. and more direct impact of degradation of trade talks in the second quarter of 2019.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 6.11% during the semi-annual period. As both domestic and global economies showed signs of slowing and as key inflation indicators weakened, bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the semi-annual period. The yield on the three-month U.S. Treasury bill fell approximately 33 basis points, the yield on the two-year U.S. Treasury note decreased approximately 73 basis points, and the yield on the five-year U.S. Treasury note fell approximately 83 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 69 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 50 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.) As yields on maturities of one year through seven years dropped more than those on shorter- or longer-term maturities, the U.S. Treasury yield curve flattened5 overall but also partially inverted, meaning three-month yields were higher than those of 10-year U.S. Treasury securities. Indeed, the spread, or yield differential, between the yields on three-month and 10-year U.S. Treasury securities inverted for the first time since 2007. While the bond market was closely watching Fed commentary for signs of a dovish shift in its monetary policy stance, this rally in yields overall and the inversion at the shorter-term end of the yield curve was a clear signal from the bond market that the Fed should start lowering the targeted federal funds rate in an effort to guard against a more significant economic slowdown and potential recession. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
Broadly speaking, it was a “risk on” environment within the taxable fixed income market, wherein investors favored higher risk assets. A combination of low global interest rates and still strong credit metrics led investors to reach for yield. High yield corporate bonds, sovereign emerging markets debt and investment grade corporate bonds outpaced U.S. Treasury securities. Within the investment grade corporate bond sector, BBB-rated bonds were the star performers. Commercial mortgage-backed securities and agency securities also outperformed U.S. Treasuries, albeit to a lesser extent. As would be expected, less risky assets, like high quality securitized bonds such as mortgage-backed securities and asset-backed securities, underperformed the returns of U.S. Treasuries during the semi-annual period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports/. You may obtain free copies of the Fund’s Prospectus, Statement of Additional Information and its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management services firm headquartered in Chicago, Illinois, United States.

Ranked by Morningstar in the top 1% for one-year (136 funds), three-year (116 funds), five-year (111 funds) and 10-year (77 funds) periods ended June 30, 2019. All in the Morningstar US Insurance allocation 70% to 85% equity category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

4
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

5
A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows. A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

INVESTMENT OBJECTIVE (unaudied)
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2019.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 22.21% during the six months ended June 30, 2019. This compares to the 13.64% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed its blended benchmark during the six-month reporting period. The equity portion of the Fund substantially outperformed the 18.54% return of the S&P 500® Index, and the fixed income portion of the Fund significantly outperformed the 6.11% return of the Bloomberg Barclays Index during the semi-annual period. Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the equity portion of the Fund, which emphasizes growth over value.
Asset allocation contributed positively as well. The Fund was overweighted in stocks and underweighted in fixed income during a semi-annual period when the double-digit positive absolute return of the S&P 500® Index outpaced the still solid single-digit positive absolute return of the Bloomberg Barclays Index.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from stock selection overall. Sector allocation decisions as a whole also contributed positively, albeit more modestly, during the reporting period.
The equity portion of the Fund benefited most from effective stock selection in the health care and industrials sectors. Stock selection in the real estate and materials sectors further boosted the equity portion of the Fund’s relative results. Only partially offsetting these positive contributors was weak stock selection in consumer discretionary, which detracted.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were Heico, which manufactures aerospace and defense products; Mettler-Toledo International, which manufactures weighing instruments for use in laboratory, industrial and food retailing applications; and Idexx Laboratories, which provides diagnostic, detection and information systems for veterinary, food and water testing applications. Each of these stocks enjoyed robust double-digit gains during the semi-annual period driven by better than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the equity portion of the Fund was hurt most by not owning software behemoth Microsoft and social media giant Facebook, which posted strong gains during the semi-annual period. However, currently, the equity portion of the Fund’s strategy does not typically invest in giant, mega-cap companies. Also, the equity portion of the Fund’s position in Rollins, which provides pest control services, detracted from the Fund’s results. Rollins’ shares declined during the semi-annual period primarily attributable to weaker than expected operating performance.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, the only new holding established in the Fund was that of animal health technology and services provider Covetrus, a position initiated when it was spun off from the Fund’s holding of health care products and services distributor Henry Schein.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Among those positions eliminated from the equity portion of the Fund during the semi-annual period were automotive products and services provider LKQ and biopharmaceutical company Alexion Pharmaceuticals. In our view, each of these companies has posted weaker than expected operating results and has what we consider to be diminished long-term growth prospects. Also, software company Ultimate Software Group, in which the Fund held a position, was eliminated from the portfolio by virtue of being acquired during the semi-annual period by a private equity investment firm.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2019, the equity portion of the Fund’s allocation to consumer discretionary shifted from an overweight to a neutral weighting relative to the S&P 500® Index. There were no other material changes in the equity portion of the Fund’s weightings during the semi-annual period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2019?
As of June 30, 2019, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, health care, materials and real estate sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the financials, information technology, consumer staples and utilities sectors and was rather neutrally weighted to the S&P 500® Index in consumer discretionary on the same date. The equity portion of the Fund had no allocation at all to the energy and communication services sectors on June 30, 2019.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a rather neutral effect on its performance during the semi-annual period, as we kept the fixed income portion of the Fund’s duration close to that of the Bloomberg Barclays Index throughout. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
A significantly overweighted allocation relative to the Bloomberg Barclays Index in investment grade corporate bonds and a corresponding underweight relative to the Bloomberg Barclays Index in U.S. Treasuries contributed most positively to the fixed income portion of the Fund’s relative results during the semi-annual period. Positioning within each of these sectors added value as well. Within the investment grade corporate bond sector, the fixed income portion of the Fund favored BBB-rated bonds, which outperformed higher quality bonds during the semi-annual period. Among U.S. Treasuries, a reduced exposure to short-term securities helped, as this segment lagged other segments of the yield curve during the semi-annual period. Further, having an out-of-benchmark exposure to high yield corporate bonds, which outperformed the Bloomberg Barclays Index during the semi-annual period, boosted relative results.
Conversely, the fixed income portion of the Fund’s overweight in high quality asset-backed securities detracted. Widely considered to be a more reduced-risk investment, this securitized, or structured, sector underperformed the Bloomberg Barclays Index amidst the risk-on environment that characterized the first half of 2019.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
We made only modest changes to the fixed income portion of the Fund’s sector weightings during the semi-annual period, but positioning within sectors shifted more materially. For example, within the investment grade corporate bond sector, we increased exposure to long-dated bonds and to BBB-rated bonds. We reduced exposure to short-term U.S. Treasuries and added exposure to the longer-term end of the yield curve, or spectrum of maturities. Each of these active management changes proved beneficial during the semi-annual period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2019?
At the end of June 2019, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The fixed income portion of the Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, the fixed income portion of the Fund was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The fixed income portion of the Fund also remained overweight high quality asset-backed securities. Additionally, the fixed income portion of the Fund maintained an exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2018, the Fund had weightings of approximately 72% in stocks, 25% in fixed income and 3% in cash equivalents. Allocations shifted modestly during the semi-annual period, increasing exposure to equities and reducing exposure to fixed income, such that the Fund ended June 2019 with weightings of approximately 76% in stocks, 23% in fixed income and 1% in cash equivalents. At the end of the semi-annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term. As for the fixed income portion of the Fund, we intend to maintain a somewhat “risk-on” bias given the Fed’s dovish stance and consensus expectations for an interest rate cut some time during the second half of 2019.
At the end of the semi-annual period, our asset allocation model remained positive on the stock market. However, we continue to monitor market conditions for any factors that might drive a shift in the Fund’s balance between equities and fixed income going forward.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Top Ten Holdings As of 6/30/2019 (Unaudited)
Issue	Shares	Value	Percentage of Net Assets
Roper Technologies, Inc.	22,800	$8,350,728	3.3%
Waste Connections, Inc.	85,250	8,148,195	3.2%
Mettler-Toledo International, Inc.	9,700	8,148,000	3.2%
IDEXX Laboratories, Inc.	29,300	8,067,169	3.1%
AMETEK, Inc.	81,575	7,410,273	2.9%
HEICO Corp.	55,000	7,359,550	2.9%
MasterCard, Inc.	27,000	7,142,310	2.8%
AutoZone, Inc.	6,400	7,036,608	2.7%
SBA Communications Corp. REIT	29,900	6,722,716	2.6%
Ecolab, Inc.	33,400	6,594,496	2.6%
Equity Sector Weightings vs. Index As of 6/30/2019 (Unaudited)*
Percentage of equity securities only
*
Sector weightings exclude short-term investments.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Average Annual Total Returns (For periods ended 6/30/2019) (Unaudited)
	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	22.21%	20.34%	13.14%	9.57%	12.16%	9.94%
60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index	13.57%	9.40%	9.44%	7.61%	10.38%	9.33%
S&P 500® Index	18.54%	10.42%	14.19%	10.71%	14.70%	10.67%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
Semi-Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2019 and held for six months ended June 30, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,222.10	$4.90	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46	0.89%
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
Schedule of Investments
June 30, 2019 (Unaudited)
Shares		Value
Common Stocks — 75.6%
Consumer Discretionary — 7.7%
Retail — 7.7%
6,400	AutoZone, Inc.*	$7,036,608
12,000	Domino’s Pizza, Inc.	3,339,360
12,600	O’Reilly Automotive, Inc.*	4,653,432
92,000	TJX Companies, Inc. (The)	4,864,960
		19,894,360
		19,894,360
Consumer Staples — 3.9%
Food — 0.3%
20,200	Hormel Foods Corp.(1)	818,908
Household Products — 1.9%
67,000	Church & Dwight Co., Inc.	4,895,020
Retail — 1.7%
16,000	Costco Wholesale Corp.	4,228,160
		9,942,088
Financials — 1.7%
Insurance — 1.7%
60,500	Arch Capital Group, Ltd.*	2,243,340
14,000	Chubb, Ltd.	2,062,060
		4,305,400
		4,305,400
Healthcare — 14.6%
Electronics — 3.2%
9,700	Mettler-Toledo International, Inc.*	8,148,000
Healthcare Products — 10.7%
5,686	Becton Dickinson & Co.	1,432,929
21,940	Covetrus, Inc.*(1)	536,652
43,200	Danaher Corp.	6,174,144
17,600	DENTSPLY SIRONA, Inc.	1,027,136
63,600	Henry Schein, Inc.*(1)	4,445,640
29,300	IDEXX Laboratories, Inc.*	8,067,169
20,000	Thermo Fisher Scientific, Inc.	5,873,600
		27,557,270
Healthcare Services — 0.7%
5,600	IQVIA Holdings, Inc.*	901,040
4,000	UnitedHealth Group, Inc.	976,040
		1,877,080
		37,582,350
Industrials — 26.4%
Aerospace & Defense — 6.6%
55,000	HEICO Corp.	7,359,550
10,100	Northrop Grumman Corp.	3,263,411
23,700	Teledyne Technologies, Inc.*	6,490,719
		17,113,680
Commercial Services — 3.1%
48,369	IHS Markit, Ltd.*	3,082,073
139,000	Rollins, Inc.(1)	4,985,930
		8,068,003
Electrical Equipment — 2.9%
81,575	AMETEK, Inc.	7,410,273
Environmental Control — 3.2%
85,250	Waste Connections, Inc.	8,148,195
Shares		Value
Industrials — 26.4% (Continued)
Housewares — 1.8%
68,000	Toro Co. (The)	$4,549,200
Machinery Diversified — 4.9%
24,100	IDEX Corp.	4,148,574
22,800	Roper Technologies, Inc.	8,350,728
		12,499,302
Transportation — 3.9%
56,100	Canadian National Railway Co.	5,188,128
12,600	J.B. Hunt Transport Services, Inc.	1,151,766
22,000	Union Pacific Corp.	3,720,420
		10,060,314
		67,848,967
Information Technology — 11.8%
Commercial Services — 0.4%
4,900	WEX, Inc.*	1,019,690
Computers — 1.6%
23,000	Accenture PLC Class A	4,249,710
Diversified Financial Services — 2.8%
27,000	MasterCard, Inc. Class A	7,142,310
Electronics — 1.7%
44,300	Amphenol Corp. Class A	4,250,142
Software — 5.3%
19,000	ANSYS, Inc.*	3,891,580
4,400	Broadridge Financial Solutions, Inc.	561,792
13,000	Cadence Design Systems, Inc.*	920,530
30,000	Fiserv, Inc.*(1)	2,734,800
35,600	Salesforce.com, Inc.*	5,401,588
		13,510,290
		30,172,142
Materials — 4.6%
Chemicals — 3.3%
33,400	Ecolab, Inc.	6,594,496
10,900	FMC Corp.	904,155
2,500	NewMarket Corp.	1,002,350
		8,501,001
Housewares — 0.7%
18,000	Scotts Miracle-Gro Co. (The)	1,773,000
Miscellaneous Manufacturers — 0.4%
9,500	AptarGroup, Inc.	1,181,230
Packaging & Containers — 0.2%
6,000	Ball Corp.	419,940
		11,875,171
Real Estate — 4.5%
REITS — 4.5%
23,000	American Tower Corp. REIT	4,702,350
29,900	SBA Communications Corp. REIT*	6,722,716
		11,425,066
		11,425,066
Utilities — 0.4%
Gas — 0.4%
29,600	South Jersey Industries, Inc.(1)	998,408
Total Common Stocks (Cost $50,734,542)		194,043,952

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Amount		Value
Asset-Backed Securities — 2.0%
$511,000	Ally Auto Receivables Trust, Series 2017-1, Class A4, 1.99%, 11/15/21	$509,728
200,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	199,800
178,374	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	177,569
250,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	250,852
6,004	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	6,002
250,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A4, 1.87%, 2/15/22(2)	249,133
550,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	556,630
500,000	Discover Card Execution Note Trust, Series 2015-A4, Class A4, 2.19%, 4/17/23	500,237
175,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	173,691
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	200,250
250,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-1, Class A1, 2.07%, 5/15/22	249,642
329,000	GM Financial Automobile Leasing Trust, Series 2017-1, Class A4, 2.26%, 8/20/20	328,801
300,000	GM Financial Automobile Leasing Trust, Series 2018-3, Class A3, 3.18%, 6/21/21	302,444
200,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	199,589
368,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	367,552
200,000	Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A4, 2.01%, 1/17/23	199,846
250,000	Nissan Auto Lease Trust, Series 2017-B, Class A3, 2.05%, 9/15/20	249,877
250,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	250,130
Principal Amount		Value
$140,000	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	$140,631
Total Asset-Backed Securities (Cost $5,072,230)		5,112,404
Commercial Mortgage-Backed Securities — 3.0%
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	264,524
250,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	269,374
500,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	511,942
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	102,244
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	105,667
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	263,338
225,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	232,450
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	260,066
350,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(3)	369,423
505,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	525,917
300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	323,932
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	267,462
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	264,544
222,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	234,214

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Amount		Value
Commercial Mortgage-Backed Securities — 3.0% (Continued)
$140,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(3)	$147,726
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	265,764
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	257,321
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.86%, 9/25/46(2)(3)	103,987
300,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	307,445
225,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(2)(3)	232,420
200,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	189,324
79,961	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	81,389
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	255,866
170,443	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	173,035
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	259,294
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	209,452
182,037	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	181,751
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	106,453
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	155,263
320,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, 3.41%, 9/15/58	334,930
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.43%, 3/15/59	262,094
Principal Amount		Value
$200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	$205,195
Total Commercial Mortgage-Backed Securities (Cost $7,546,078)		7,723,806
Corporate Bonds & Notes — 8.5%
Basic Materials — 0.2%
Chemicals — 0.2%
230,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22(1)	243,641
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	210,496
125,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	132,969
		587,106
		587,106
Communications — 0.9%
Internet — 0.2%
250,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	307,531
175,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	189,438
		496,969
Media — 0.2%
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	217,129
200,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	215,776
100,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	109,528
		542,433
Telecommunications — 0.5%
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 2/15/27	208,135
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	210,394
150,000	Corning, Inc., Senior Unsecured Notes, 5.35%, 11/15/48	183,816
150,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	156,893
250,000	Telefonica Emisiones S.A., Guaranteed Notes, 5.88%, 7/15/19	250,291
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	281,642
		1,291,171
		2,330,573

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 8.5% (Continued)
Consumer, Cyclical — 0.7%
Auto Manufacturers — 0.2%
$200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	$200,392
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	202,908
150,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23	157,036
		560,336
Auto Parts & Equipment — 0.1%
150,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	153,750
Home Builders — 0.2%
200,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	201,415
175,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	184,406
100,000	Lennar Corp., Guaranteed Notes, 6.63%, 5/1/20	102,750
		488,571
Lodging — 0.2%
100,000	Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	102,375
250,000	Marriott International, Inc., Senior Unsecured Notes, 3.75%, 3/15/25	259,249
150,000	Marriott International, Inc., Series AA, Senior Unsecured Notes, 4.65%, 12/1/28	165,026
		526,650
		1,729,307
Consumer, Non-cyclical — 1.1%
Beverages — 0.2%
250,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	288,518
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48(1)	173,758
		462,276
Biotechnology — 0.1%
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	179,986
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	149,865
		329,851
Principal Amount		Value
Consumer, Non-cyclical — 1.1% (Continued)
Commercial Services — 0.1%
$150,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	$164,514
125,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	131,562
		296,076
Healthcare Products — 0.2%
250,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26(1)	270,299
275,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	292,491
		562,790
Healthcare Services — 0.2%
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25(1)	215,875
100,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	118,867
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	113,995
		448,737
Pharmaceuticals — 0.3%
210,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	213,983
200,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	209,992
200,000	Zoetis, Inc., Senior Unsecured Notes, 3.25%, 2/1/23	204,129
		628,104
		2,727,834
Energy — 1.1%
Oil & Gas — 0.6%
225,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	236,403
150,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	149,608
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	155,513
250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26(1)	273,126
200,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	207,280
200,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	203,757
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	190,038
		1,415,725

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 8.5% (Continued)
Energy — 1.1% (Continued)
Pipelines — 0.5%
$150,000	Enterprise Products Operating LLC, Guaranteed Notes, 5.70%, 2/15/42	$180,826
200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	214,363
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	154,695
200,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	209,351
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	199,979
150,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	162,465
150,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	167,583
		1,289,262
		2,704,987
Financial — 3.2%
Banks — 1.6%
200,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	211,650
175,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(1)	176,182
184,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	196,073
200,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	204,806
170,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	180,382
116,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	138,031
200,000	Citigroup, Inc., Senior Unsecured Notes, 3-month LIBOR + 0.90%, 3.35%, 4/24/25(3)	206,596
200,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	210,162
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	130,795
100,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	104,382
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.88%, 1/14/22	211,832
150,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	158,457
Principal Amount		Value
Financial — 3.2% (Continued)
$500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	$513,076
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	253,189
200,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	208,256
300,000	Morgan Stanley GMTN, Senior Unsecured Notes, 5.50%, 7/28/21	318,739
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	152,998
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	254,653
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	262,531
		4,092,790
Diversified Financial Services — 0.5%
175,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	175,897
200,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23	207,715
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	215,250
150,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	151,792
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	262,996
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	257,940
100,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	104,954
		1,376,544
Insurance — 0.6%
150,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	155,026
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	268,012
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21	258,698
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	263,815
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	177,974
200,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	209,054
175,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(3)	188,031
		1,520,610

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 8.5% (Continued)
Financial — 3.2% (Continued)
REITS — 0.5%
$200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	$209,687
200,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	214,132
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	214,101
150,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	158,357
150,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22(1)	153,563
200,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	213,873
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	188,002
		1,351,715
		8,341,659
Industrial — 0.4%
Aerospace & Defense — 0.1%
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	273,163
200,000	United Technologies Corp., Senior Unsecured Notes, 3.95%, 8/16/25	215,680
		488,843
Machinery Diversified — 0.1%
225,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	234,000
Miscellaneous Manufacturers — 0.1%
170,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	177,918
Packaging & Containers — 0.1%
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	154,209
		1,054,970
Technology — 0.4%
Computers — 0%
100,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47(1)	105,062
Semiconductors — 0.2%
175,000	Broadcom, Inc., Guaranteed Notes, 4.25%, 4/15/26(2)	177,603
225,000	KLA-Tencor Corp., Senior Unsecured Notes, 4.10%, 3/15/29	236,703
		414,306
Principal Amount		Value
Technology — 0.4% (Continued)
Software — 0.2%
$125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	$132,983
125,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	130,938
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	239,850
		503,771
		1,023,139
Utilities — 0.5%
Electric — 0.4%
300,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	337,901
250,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	243,740
150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	150,910
175,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	177,840
125,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	122,466
175,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21	175,259
		1,208,116
Gas — 0.1%
175,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	189,162
		1,397,278
Total Corporate Bonds & Notes (Cost $20,908,606)		21,896,853
Foreign Government Obligations — 0.4%
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	309,819
300,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	306,264
200,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	209,640
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	159,526
Total Foreign Government Obligations (Cost $949,291)		985,249

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Amount		Value
Long-Term Municipal Securities — 0.7%
$100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Series C, 6.34%, 7/1/39	$100,282
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	177,999
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	250,032
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,550
300,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	334,095
150,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	158,544
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	153,503
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	113,756
110,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	114,287
Total Long-Term Municipal Securities (Cost $1,634,827)		1,679,048
U.S. Government Agency Obligations — 4.6%
250,000	FHLB, 3.00%, 10/12/21	256,659
120,000	FHLB, 3.25%, 6/9/23	126,302
250,000	FHLB, 3.25%, 3/8/24	264,308
75,105	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	74,539
95,628	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	102,742
605,430	FHLMC Gold PC Pool #G08732, 3.00%, 11/1/46	612,932
117,714	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	121,564
179,350	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	183,655
184,373	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	193,520
97,194	FHLMC Pool #A96409, 3.50%, 1/1/41	100,395
365,473	FHLMC Pool #AG08748, 3.50%, 2/1/47	377,170
Principal Amount		Value
$250,000	FNMA, 2.38%, 1/19/23	$254,914
250,000	FNMA, 2.63%, 9/6/24	259,431
45,556	FNMA Pool #254733, 5.00%, 4/1/23	48,151
121,406	FNMA Pool #255667, 5.00%, 3/1/25	128,320
115,089	FNMA Pool #890236, 4.50%, 8/1/40	123,612
182,244	FNMA Pool #995245, 5.00%, 1/1/39	197,544
159,868	FNMA Pool #AA7720, 4.00%, 8/1/39	168,539
67,616	FNMA Pool #AB1259, 5.00%, 7/1/40	73,407
199,888	FNMA Pool #AB4449, 4.00%, 2/1/42	210,813
265,894	FNMA Pool #AB5472, 3.50%, 6/1/42	276,057
146,328	FNMA Pool #AB6286, 2.50%, 9/1/27	147,634
189,860	FNMA Pool #AB8144, 5.00%, 4/1/37	207,701
67,425	FNMA Pool #AD2351, 4.00%, 3/1/25	69,999
259,437	FNMA Pool #AD6374, 5.00%, 5/1/40	281,897
248,449	FNMA Pool #AH4865, 4.50%, 2/1/41	266,850
33,779	FNMA Pool #AH5434, 4.50%, 4/1/41	35,303
128,981	FNMA Pool #AH8932, 4.50%, 4/1/41	138,530
71,600	FNMA Pool #AI1019, 4.50%, 5/1/41	76,903
94,683	FNMA Pool #AI1105, 4.50%, 4/1/41	101,695
205,915	FNMA Pool #AI3052, 3.50%, 7/1/26	212,543
121,987	FNMA Pool #AJ6932, 3.00%, 11/1/26	124,844
201,747	FNMA Pool #AO2961, 4.00%, 5/1/42	212,774
716,849	FNMA Pool #AP1340, 3.50%, 7/1/42	743,615
199,660	FNMA Pool #AQ0287, 3.00%, 10/1/42	203,100
615,523	FNMA Pool #AS9459, 4.50%, 4/1/47	647,825
266,175	FNMA Pool #AT0969, 3.00%, 4/1/43	270,762
598,580	FNMA Pool #AT8849, 4.00%, 6/1/43	631,252
137,433	FNMA Pool #AU6043, 3.00%, 9/1/43	139,087
217,695	FNMA Pool #AU7025, 3.00%, 11/1/43	221,446
168,480	FNMA Pool #AU8070, 3.50%, 9/1/43	174,918
175,408	FNMA Pool #AU8846, 3.00%, 11/1/43	178,431

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Amount		Value
U.S. Government Agency Obligations — 4.6% (Continued)
$85,096	FNMA Pool #AY2728, 2.50%, 2/1/30	$85,779
148,353	FNMA Pool #AY5005, 4.00%, 3/1/45	153,948
127,426	FNMA Pool #BD8211, 4.00%, 4/1/47	132,853
59,590	FNMA Pool #MA0799, 4.00%, 7/1/26	62,016
229,006	FNMA Pool #MA3238, 3.50%, 1/1/48	235,824
339,995	FNMA Pool #MA3614, 3.50%, 3/1/49	348,070
92,567	GNMA, 3.00%, 4/16/39	93,920
247,710	GNMA II Pool #MA1090, 3.50%, 6/20/43	258,293
127,174	GNMA II Pool #MA1520, 3.00%, 12/20/43	130,191
54,165	GNMA II Pool #MA2445, 3.50%, 12/20/44	56,245
228,852	GNMA II Pool #MA5076, 3.00%, 3/20/48	234,157
576,368	GNMA Pool #4016, 5.50%, 8/20/37	630,093
127,354	GNMA Pool #650494, 5.50%, 1/15/36	142,075
91,631	GNMA Pool #MA1375, 3.50%, 10/20/43	95,468
Total U.S. Government Agency Obligations (Cost $11,682,158)		11,900,615
U.S. Treasury Obligations — 4.1%
200,000	U.S. Treasury Bonds, 5.38%, 2/15/31(1)	268,602
1,130,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,517,996
1,710,000	U.S. Treasury Bonds, 3.13%, 2/15/42	1,912,261
1,349,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,477,840
460,000	U.S. Treasury Notes, 1.63%, 7/31/20	458,473
550,000	U.S. Treasury Notes, 1.75%, 2/28/22	550,344
1,000,000	U.S. Treasury Notes, 2.63%, 2/28/23	1,031,601
10,000	U.S. Treasury Notes, 2.00%, 4/30/24	10,109
1,270,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,299,567
50,000	U.S. Treasury Notes, 2.63%, 12/31/25	52,365
150,000	U.S. Treasury Notes, 2.13%, 5/31/26	152,508
1,650,000	U.S. Treasury Notes, 2.88%, 5/15/28	1,771,752
Total U.S. Treasury Obligations (Cost $9,654,021)		10,503,418
Shares		Value
Short-Term Investments — 1.2%
Money Market Funds — 1.2%
$2,568,208	State Street Institutional Liquid Reserves Fund	$2,568,208
417,465	State Street Navigator Securities Lending Government Money Market Portfolio(4)	417,465
Total Short-Term Investments (Cost $2,986,000)		2,985,673
Total Investments — 100.1% (Cost $111,167,753)		$256,831,018
Excess Of Liabilities Over Cash And Other Assets — (0.1)%		(155,226)
Net Assets — 100.0%		$256,675,792
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2019, the market value of the securities on loan was $16,357,848.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $16,357,848 were out on loan in exchange for collateral, including $417,465 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
June 30, 2019 (Unaudited)
The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$194,043,952	$—	$—	$194,043,952
Asset-Backed Securities	—	5,112,404	—	5,112,404
Commercial Mortgage-Backed Securities	—	7,723,806	—	7,723,806
Corporate Bonds & Notes*	—	21,896,853	—	21,896,853
Foreign Government Obligations	—	985,249	—	985,249
Long-Term Municipal Securities*	—	1,679,048	—	1,679,048
U.S. Government Agency Obligations	—	11,900,615	—	11,900,615
U.S. Treasury Obligations	—	10,503,418	—	10,503,418
Short-Term Investments	2,985,673	—	—	2,985,673
Total Investments in Securities	$197,029,625	$59,801,393	$—	$256,831,018
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Assets and Liabilities
Statement of Operations

June 30, 2019 (unaudited)
ASSETS:
Investment securities, at value (Cost – $111,167,753) (securities on loan, at value, $16,357,848)	$256,831,018
Dividends and interest receivable	559,301
Receivable for securities sold	95,441
Prepaid expenses	9,171
Receivable for securities lending income	1,699
Receivable for fund shares sold	67
Total Assets	257,496,697
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	417,465
Payable for fund shares redeemed	147,194
Accrued expenses:
Advisory fee	98,928
Service and distribution plan fees	56,390
Other	100,928
Total Liabilities	820,905
Net Assets	$256,675,792
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 11,268,427 shares)	$112,684
Additional paid-in capital	77,138,330
Total Distributable Earnings (Loss)	179,424,778
Net Assets	$256,675,792
Net Asset Value Per Outstanding Share ($256,675,792 ÷ 11,268,427 shares outstanding)	$22.78
for the Six Months Ended June 30, 2019 (unaudited)
INVESTMENT INCOME:
Interest	$982,331
Dividends (net of foreign withholding tax of $11,274)	740,198
Securities lending income	10,175
Total Income	1,732,704
Expenses:
Advisory fee	573,938
Service and distribution plan fees	485,691
Custody and accounting fees	53,026
Auditing and legal fees	51,170
Directors’ fees and expenses	22,147
Fund administration fees	18,299
Insurance fees	7,607
Compliance fees	7,216
N-port/Liquidity fees	7,911
Printing and postage fees	6,518
Tax service fees	4,268
Registration and filing fees	1,898
Other	2,237
Total Expenses Before Fees Waived (See Note 5)	1,241,926
Less: Service and Distribution Plan Fees Waived	(162,968)
Net Expenses	1,078,958
Net Investment Income	653,746
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	7,895,021
Foreign currency translations	25
7,895,046
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	40,045,092
Foreign currency translations	402
40,045,494
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	47,940,540
Net Increase in Net Assets from Operations	$48,594,286

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Changes in Net Assets

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Operations:
Net investment income	$653,746	$1,563,281
Net realized gain on investments and foreign currency	7,895,046	23,652,116
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	40,045,494	(24,294,519)
Net increase in net assets from operations	48,594,286	920,878
Distributions to Shareholders from:
Distributable Earnings	—	(28,783,312)
Share Transactions:
Proceeds from sale of fund shares	1,210,789	1,892,607
Proceeds from reinvestment of dividends to shareholders	—	28,783,312
Cost of fund shares redeemed	(17,587,668)	(35,529,852)
Net decrease in net assets from fund share transactions	(16,376,879)	(4,853,933)
Total increase/(decrease) in net assets	32,217,407	(32,716,367)
NET ASSETS:
Beginning of period	224,458,385	257,174,752
End of period	$256,675,792	$224,458,385

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:
	Six Months Ended June 30, 2019 (unaudited)	Years Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.63	$21.08	$19.76	$20.87	$22.17	$23.17
Income/(loss) from investment operations:
Net investment income	0.07	0.14	0.14	0.12	0.14	0.15
Net gains/(losses) on securities (both realized and unrealized)	4.08	(0.03)	3.09	1.05	0.08	1.70
Total from investment operations	4.15	0.11	3.23	1.17	0.22	1.85
Less distributions:
Dividends from net investment income	—	(0.16)	(0.12)	(0.13)	(0.16)	(0.11)
Distributions from net realized gains	—	(2.40)	(1.79)	(2.15)	(1.36)	(2.74)
Total distributions	—	(2.56)	(1.91)	(2.28)	(1.52)	(2.85)
Net asset value, end of period	$22.78	$18.63	$21.08	$19.76	$20.87	$22.17
Total return*	22.21%(1)	0.05%	16.88%	5.51%	0.88%	8.51%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$256,676	$224,458	$257,175	$254,836	$270,980	$323,884
Ratio of gross expenses to average net assets(2)	1.02%(3)	1.03%	1.02%	1.05%	1.04%	1.03%
Ratio of net expenses to average net assets(4)	0.89%(3)	0.89%	0.89%	0.92%	0.90%	0.88%
Ratio of net investment income to average net assets	0.54%(3)	0.63%	0.63%	0.54%	0.53%	0.62%
Portfolio turnover rate	4%(1)	22%	7%	10%	6%	15%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(3)
Annualized.

(4)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■  Value Line Strategic Asset Management Trust
Notes to Financial Statements

June 30, 2019 (unaudited)

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

■  Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2019 (unaudited)

(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2  — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3  — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
For the six months ended June 30, 2019, there were no transfers among levels.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended June 30, 2019, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes:    It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2019, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

■  Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2019 (unaudited)

The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

■  Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2019 (unaudited)

The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of June 30, 2019, the Fund was not invested in joint repurchase agreements.
As of June 30, 2019, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$16,357,848	$16,755,370	$16,729,865
*
The Fund received cash collateral of  $417,465, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, the fund received non-cash collateral of  $16,337,905, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the six months ended June 30, 2019.
	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$417,465	$—	$—	$—	$417,465
Total Borrowings	$417,465	$—	$—	$—	$417,465
Gross amount of recognized liabilities for securities lending transactions					$417,465
(K) Subsequent Events:    Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■  Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2019 (unaudited)

2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Shares sold	57,312	93,008
Shares issued to shareholders in reinvestment of dividends and distributions	0	1,487,510
Shares redeemed	(834,524)	(1,733,740)
Net decrease	(777,212)	(153,222)
Dividends per share from net investment income	$0.0000	$0.1573
Distributions per share from net realized gains	$0.0000	$2.3986
3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended June 30, 2019 (unaudited)
PURCHASES:
U.S. Treasury & Government Agency Obligations	$3,082,997
Other Investment Securities	6,289,150
Total Purchases	$9,372,147
SALES:
U.S. Treasury & Government Agency Obligations	$2,841,195
Other Investment Securities	4,694,921
Total Sales	$7,536,116
4.
Income Taxes

At June 30, 2019, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$111,167,753
Gross tax unrealized appreciation	$145,948,588
Gross tax unrealized depreciation	(285,323)
Net tax unrealized appreciation on investments	$145,663,265
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $573,938 was paid or payable to the Adviser for the six months ended June 30, 2019. This was computed at an annual rate of 0.47% of the average daily net assets of the Fund during the period and paid monthly. Effective May 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for administration and Fund accounting services provided by the Fund’s Custodian. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.

■  Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

June 30, 2019 (unaudited)

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2019, fees amounting to $485,691, before fee waivers, were accrued under the Plan. The Distributor has contractually agreed to waive a portion of the Fund’s 12b-1 fee in an amount equal to 0.13% of the Fund’s average daily net assets through June 30, 2020. There is no assurance that the Distributor will extend the contractual fee waiver beyond June 30, 2020. The waiver cannot be terminated before June 30, 2020 without the approval of the Board of Trustees of Value Line Funds Variable Trust. For the six months ended June 30, 2019, the fees waived amounted to $162,968. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■  Value Line Strategic Asset Management Trust

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST,
A SERIES OF THE VALUE LINE FUNDS VARIABLE TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Variable Trust (the “Trust”) to annually consider the continuance of the investment advisory agreement (the “Agreement”) between EULAV Asset Management (the “Adviser”) and the Value Line Strategic Asset Management Trust (the “Fund”), a series of the Trust.
As part of the process in considering the continuance of the Agreement, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc., an independent board consulting service, utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified the Fund within its Allocation – 70% to 85% Equity category and also included insurance funds classified within its Allocation – 50% to 70% Equity category in the Fund’s custom Category to permit more robust comparisons.
In preparing a Peer Group for the Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for the Fund consisting of 11 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the

■  Value Line Strategic Asset Management Trust

ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar. The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles. The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2019.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, a special bonus paid to employees upon crossing $3 billion in assets under management, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than the advisory fee rate of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category for the most recent fiscal year for which audited financial data is available. The Board noted that the Fund’s expense ratio was the same as that of the Category median before, but less than that of the Category median after, giving effect to fee waivers applicable to the Fund and certain funds in the Category. The Board also noted the Fund’s expense ratio was greater than that of the Peer Group median before, but less than that of the Peer Group median after, giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets through June 30, 2020. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance

■  Value Line Strategic Asset Management Trust

program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Fund’s policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date: September 6, 2019